                                                                     Exhibit A-6



                           HERITABLE FINANCE LIMITED

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1993, 1994 AND 1995
              AND MARCH 31, 1995 (UNAUDITED) AND 1996 (UNAUDITED)

1. ORGANIZATION

     Heritable Finance Limited ("the Company") is a consumer finance company that engages in the business of providing mortgage loans secured primarily by family residences in the UK. The majority of the Company's loans are second mortgages made to owners of single family residences who use the loan proceeds for such purposes as debt consolidation and financing of home improvements, amongst others.

     For the purposes of these financial statements the Group is defined as Heritable Finance Limited and its subsidiary companies. The principal subsidiaries at December 31, 1995, which are all registered in England and Wales, are wholly owned, and are listed below:

Undertaking

Assured Funding Corporation Limited
Greyfriars Financial Services Limited
Heritable Capital Plan Limited
Home and Family Finance Limited
Home Mortgage Corporation Limited
Home Mortgages Limited
Homestead Finance Limited
Secured Funding Limited

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation

     The financial statements have been prepared in conformity with generally accepted accounting principles. The preparation of the financial statements requires the management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as at the date of the financial statements and the reported revenues and expenses for the reported periods. Actual results could differ from those estimates.

Unaudited information

     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-Q and do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments consisting of normal recurring accruals, considered necessary for a fair presentation of the results for the interim period have been included. Operating results for the three months ended March 31, 1996 are not necessarily indicative of the results that may be expected for the year ended December 31, 1996. The interim period financial statements for the three months ended March 31, 1995 and 1996 have been presented to provide the latest comparative financials available prior to the June 14, 1996 acquisition as described in Note 11, "Subsequent Events."

Combination

     The Group financial statements consolidate those of the Company and its subsidiary companies as at December 31, 1993, 1994 and 1995.

     The consideration paid for companies acquired is allocated to each class of tangible net asset on the basis of the fair value to the Group of those assets at the date of acquisition. The excess of the purchase

                           HERITABLE FINANCE LIMITED
consideration over the fair value of the tangible net assets at the date of acquisition is capitalised as goodwill and is amortized over a period not exceeding ten years.

     Where the purchase consideration is less than the fair value of the tangible net assets acquired, negative goodwill is recognized which is allocated against the fair value of any non-current assets acquired. Where non-current assets are subsequently reduced to zero or, where there are no non-current assets to allocate negative goodwill against, the balance is carried forward and amortized over a period not exceeding ten years.

     All significant intercompany transactions and balances among the consolidated entities have been eliminated.

Non-origination fees and commission income

     Non-origination fees and commission income are recognized when earned and have either been paid or are considered to be recoverable with reasonable certainty.

Origination fees and costs

     Origination fees and costs are recognized over the life of the loan to yield a result which is not materially different from that arising from the application of SFAS No. 91. Costs incurred in granting each advance are individually identified, and are amortized in proportion to income earned on the advance over its term. In the event of early repayment, any unamortized costs relating to that loan are written off immediately. The total of unamortized cost at the balance sheet date is included in advances to customers.

Bad and doubtful debts

     An allowance for bad and doubtful debts is recorded on loans which fall more than four installments in arrears. Specific provisions are also provided on the unsecured value of loans (which may be fully performing) to the extent that there is a shortfall in security, and also where the outstanding loan balance taken as a whole represents in excess of 150% of the loan balance at inception. When there is no prospect of recovery, outstanding debt is written off.

     In addition, general provisions are made having regard to the overall size and characteristics of the Group's loan portfolio.

Furniture, equipment and vehicles, net

     Furniture, equipment and vehicles, net are stated at original cost less accumulated depreciation and amortization. Depreciation is computed principally by using the straight line method based on the estimated lives of the depreciable assets which are between three and five years.

     Expenditures for maintenance and repairs are charged directly to the appropriate operating account at the time the expense is incurred. Expenditures determined to represent additions and betterments are capitalized. The cost of assets sold or retired and the related amounts of accumulated depreciation are eliminated from the accounts in the year of sale or retirement. Any resulting profit or loss is reflected in the statement of operations.

Mortgage loans held for investment, net

     Interest income includes income from mortgage loans held for investment, and is recognized on an accrual basis.

     SFAS No. 114 "Accounting by Creditors for Impairment of a Loan" (SFAS No.
114) as amended by SFAS No. 118 "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures"

                           HERITABLE FINANCE LIMITED

(SFAS No. 118) is effective for accounting periods beginning after December 15, 1994. SFAS No. 114 addresses accounting by creditors for impairment of a loan by specifying how allowances for credit losses for certain loans should be determined. A loan is impaired when it is probable that the creditor will be unable to collect all amounts in accordance with the contractual terms of the loan agreement. As an expedient, impairment is measured based on the fair value of the loan's collateral. The adoption of these standards had no material impact on the financial statements.

     At December 31, 1995, the Group's net investment in impaired loans was $36,097,950 after specific provisions of $13,004,578. The average net investment during 1995 in such loans was $41,381,164. Each investment in impaired loans is provided an allowance for loan losses. These disclosures are based on the Group's provisioning policy as described above.

Income Taxes

     United Kingdom corporation tax and overseas taxes are provided, at appropriate rates, on the taxable profits for the year.

Fair value of financial instruments

     SFAS No. 107 "Disclosures about Fair Value of Financial Instruments" (SFAS No. 107) requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial condition for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair value is based upon estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and the estimated future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realised in immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amount does not represent the underlying value of the Company.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Cash

     The carrying amount of cash on hand is considered to be a reasonable estimate of fair market value.

Mortgage loans held for investment

     The carrying value of loans held for investment is considered to be a reasonable estimate of the fair market value.

Foreign currency translation

     The functional currency of the Group is pounds' sterling. Assets and liabilities are translated to US dollars at rates current on December 31. Profit and loss items are translated at average rates of exchange for the period. Exchange differences arising from translation are reported as a component of shareholders' equity.

                           HERITABLE FINANCE LIMITED

3. INCOME TAXES

     The provision for income taxes is summarized as follows:

                                                                   DECEMBER 31,   DECEMBER 31,
                                                                       1994           1995
                                                                    DOLLARS IN     DOLLARS IN
                                                                    THOUSANDS      THOUSANDS
                                                                   ------------   ------------
    Current:
      UK corporation tax.........................................     $1,003         $1,697
      Deferred...................................................         92            430
                                                                   ------------   ------------
                                                                      $1,095         $2,127
                                                                   ==========     ==========

     The reconciliation of income tax computed at the UK corporation tax rate to the effective income tax rate is as follows:

                                                                   DECEMBER 31,   DECEMBER 31,
                                                                       1994           1995
                                                                   ------------   ------------
    UK corporation tax rate......................................       33.0%          33.0%
    Release of deferred tax valuation allowance..................       (6.3)            --
    Other........................................................        0.7           (0.1)
                                                                   ------------   ------------
                                                                        27.4%          32.9%
                                                                   ==========     ==========

     Deferred taxes are summarized as follows:

                                                                 DECEMBER 31,     DECEMBER 31,
                                                                     1994             1995
                                                                  DOLLARS IN       DOLLARS IN
                                                                  THOUSANDS        THOUSANDS
                                                                 ------------     ------------
    Deferred tax liabilities
      Arising from tax treatment of acquisition costs..........    $    681        $    1,110
                                                                 ------------     ------------
    Gross deferred tax assets
      Capital allowances and depreciation......................          47                55
         General provision.....................................         542               594
         Other.................................................          --                31
                                                                 ------------     ------------
                                                                        589               680
                                                                 ------------     ------------
    Net deferred tax liabilities...............................    $     92        $      430
                                                                 ==========        ==========

                           HERITABLE FINANCE LIMITED

4. RESERVE FOR LOSSES

     The activity in the reserve for losses on mortgage loans held for investment is summarized as follows:

     Specific reserve

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                    ----------------------------------------------
                                                        1993             1994             1995
                                                     DOLLARS IN       DOLLARS IN       DOLLARS IN
                                                     THOUSANDS        THOUSANDS        THOUSANDS
                                                    ------------     ------------     ------------
    Balance at beginning of year..................    $  5,726         $  4,844         $ 12,267
    Acquisition of former associate company.......          --            5,029               --
    Provision for losses..........................       2,883            4,890            4,380
    Charge-offs...................................      (3,430)          (2,646)          (3,002)
    Recoveries....................................        (215)            (271)            (533)
    Foreign currency translation adjustment.......        (120)             421             (107)
                                                    ------------     ------------     ------------
    Balance at end of year........................    $  4,844         $ 12,267         $ 13,005
                                                    ==========       ==========       ==========

     General Reserve

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                    ----------------------------------------------
                                                        1993             1994             1995
                                                     DOLLARS IN       DOLLARS IN       DOLLARS IN
                                                     THOUSANDS        THOUSANDS        THOUSANDS
                                                    ------------     ------------     ------------
    Balance at beginning of year..................    $  1,108         $    851         $  1,729
    Acquisition of former associate company.......          --              685               --
    Provision for losses..........................        (234)             126               87
    Foreign currency translation adjustment.......         (23)              67              (15)
                                                    ------------     ------------     ------------
    Balance at end of year........................    $    851         $  1,729         $  1,801
                                                    ==========       ==========       ==========

     The amounts in the reserve for losses are expressed gross. The Company continues to record interest on impaired assets as an addition to the related mortgage loan balance. The amount of interest credited on these loans amounted to $1,620,863, $2,562,669 and $3,649,561 for the years ended December 31, 1993,
1994 and 1995, respectively. However, except to the extent that each is received, these amounts are offset by a corresponding charge to the reserve for losses, such that the net balance of mortgage loans held for investment after deducting the reserve for losses remains unchanged.

                           HERITABLE FINANCE LIMITED

5. FURNITURE, EQUIPMENT AND VEHICLES, NET

     Furniture, equipment and vehicles, net at cost are summarized as follows:

                                                                 DECEMBER 31,     DECEMBER 31,
                                                                     1994             1995
                                                                  DOLLARS IN       DOLLARS IN
                                                                  THOUSANDS        THOUSANDS
                                                                 ------------     ------------
    Furniture..................................................    $    305         $     65
    Equipment..................................................       1,628              710
    Vehicles...................................................         302              335
                                                                 ------------     ------------
                                                                      2,235            1,110
    Less: accumulated depreciation.............................      (1,711)            (522)
                                                                 ------------     ------------
    Furniture, equipment and vehicles, net.....................    $    524         $    588
                                                                 ==========       ==========

6. AMOUNTS OWED TO THE HERITABLE AND GENERAL INVESTMENT BANK

                                                                 DECEMBER 31,     DECEMBER 31,
                                                                     1994             1995
                                                                  DOLLARS IN       DOLLARS IN
                                                                  THOUSANDS        THOUSANDS
                                                                 ------------     ------------
    Advances from The Heritable and General Investment Bank
      Limited................................................      $158,684         $170,766
    Group relief payable.....................................           442              262
    Dividend payable.........................................         3,911               --
                                                                   --------         --------
                                                                   $163,037         $171,028
                                                                   ========         ========

     At December 31, 1995, advances of $152,494,819 bear interest at market rates based on the three-month LIBOR rate plus a margin of 0.9%. The remaining $18,270,997 bears no interest.

7. ACQUISITION OF HOME MORTGAGES LIMITED

     On July 29, 1994, Heritable Finance Limited acquired the entire share capital of Home Mortgages Limited.

     The acquisition was accounted for under the purchase method of accounting. The excess of the fair value of tangible net assets acquired over the consideration paid gave rise to negative goodwill of $2,159,838 which has been carried forward as a deferred credit and is being amortized over a period of ten years.

8. EMPLOYEE BENEFIT PLAN

     Heritable Finance Limited is a member of a non-contributory defined benefits pension plan, The Heritable Group Retirement and Death Benefits Scheme. Employees become eligible to join the plan following a probationary employment period of six months and a minimum age of twenty-five years.

     During the years ended December 31, 1993, 1994 and 1995, respectively, $394,242, $436,578 and $507,578 were recognized as pension costs in the profit and loss account.

9. CONCENTRATION OF RISK

     The Company operates as a mortgage provider in the UK domestic market with various regional concentrations and is therefore vulnerable to fluctuations in the UK housing market. For the year ended

                           HERITABLE FINANCE LIMITED

December 31, 1994 and 1995, there were no customers who individually accounted for 10% or more of total revenues.

10. SUBSEQUENT EVENTS

     At December 31, 1995, the Company was owned by The Heritable and General Investment Bank Limited whose ultimate parent company was CoreStates Financial Corp., a company incorporated in the US.

     On June 14, 1996, Heritable Finance Limited was acquired by City Mortgage Corporation Limited, an indirect wholly-owned subsidiary of Cityscape Financial Corp., in exchange for cash and shares of that company's common stock.

     Cityscape Financial Corp. is a US incorporated consumer finance company, engaged in the business of originating, purchasing, selling and servicing mortgage loans secured primarily by one- to four-family residences.

11. COMMITMENTS AND CONTINGENCIES

Operating Leases

     The Company leases premises and equipment under operating leases with various expiration dates. Both leases are subject to renegotiation every five years. Minimum annual rental payments at December 31, 1995 are as follows:

                                                                                 DOLLARS IN
                                    YEAR ENDED                                   THOUSANDS
    ---------------------------------------------------------------------------  ----------
    1996.......................................................................    $  331
    1997.......................................................................       331
    1998.......................................................................       331
    1999.......................................................................       331
    2000.......................................................................       331
    Thereafter.................................................................     3,338
                                                                                   ------
    Total......................................................................    $4,993
                                                                                   ======

     Rent expense for office space amounted to $316,962, $265,188 and $333,070 for the years ended December 31, 1993, 1994 and 1995, respectively.

Litigation

     In the normal course of business, the Company is subject to various legal proceedings and claims, the resolution of which, in management's opinion, will not have a material adverse effect on the consolidated statements of financial condition or on the related consolidated statements of operations, stockholders' equity and cash flows of the Company.

12. LOAN COMMITMENTS

     At December 31, 1994 and 1995 there were no material undrawn loan commitments.